Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At September 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.5%
International Equity Funds - 22.8%
Transamerica Emerging Markets Opportunities (A) (B)	4,820	$ 46,803
Transamerica International Equity (B)	11,531	192,567
Transamerica International Small Cap Value (B)	1,696	21,010

		260,380

International Fixed Income Fund - 1.3%
Transamerica Emerging Markets Debt (B)	1,363	14,177

U.S. Equity Funds - 47.7%
Transamerica Barrow Hanley Dividend Focused VP (B)	14,976	228,386
Transamerica Small Cap Growth (B)	2,182	15,511
Transamerica Small Cap Value (B)	1,880	14,605
Transamerica WMC US Growth VP (B)	7,331	286,433

		544,935

U.S. Fixed Income Funds - 28.7%
Transamerica Bond (B)	19,471	188,093
Transamerica Intermediate Bond (B)	2,550	27,819
Transamerica Pinebridge Inflation Opportunities VP (B)	4,372	47,440
Transamerica Total Return (B)	5,860	64,750

		328,102

Total Investment Companies (Cost $1,065,955)		1,147,594

Total Investments (Cost $1,065,955)		1,147,594
Net Other Assets (Liabilities) - (0.5)%		(5,469)

Net Assets - 100.0%		$ 1,142,125

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,147,594	$—	$—	$1,147,594

Total Investments	$1,147,594	$—	$—	$1,147,594

Transamerica Series Trust	Page 1

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At September 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019 (D)	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value September 30, 2020	Shares as of September 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$—	$246,847	$—		$—	$(18,461)	$228,386	14,976	$10,983	$25,864
Transamerica BlackRock Global Real Estate Securities VP	—	18,389	(17,318)		(1,071)	—	—	—	3,161	227
Transamerica Bond	—	180,479	(0	)(E)	(1)	7,615	188,093	19,471	1,966	—
Transamerica Emerging Markets Debt	—	12,500	—		—	1,677	14,177	1,363	—	—
Transamerica Emerging Markets Opportunities	—	37,500	—		—	9,303	46,803	4,820	—	—
Transamerica Intermediate Bond	—	27,237	—		—	582	27,819	2,550	237	—
Transamerica International Equity	—	172,500	(8,500)		1,232	27,335	192,567	11,531	—	—
Transamerica International Small Cap Value	—	17,500	—		—	3,510	21,010	1,696	—	—
Transamerica Pinebridge Inflation Opportunities VP	—	45,848	—		—	1,592	47,440	4,372	848	—
Transamerica Small Cap Growth	—	12,500	—		—	3,011	15,511	2,182	—	—
Transamerica Small Cap Value	—	12,500	—		—	2,105	14,605	1,880	—	—
Transamerica Total Return	—	63,000	—		—	1,750	64,750	5,860	—	—
Transamerica WMC US Growth VP	—	251,263	(7,500)		1,050	41,620	286,433	7,331	2,193	19,070

Total	$—	$1,098,063	$(33,318)		$1,210	$81,639	$1,147,594	78,032	$19,388	$45,161

(C)	There were no transfers in or out of Level 3 during the period ended September 30, 2020. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(D)	Portfolio commenced operations on May 1, 2020.
(E)	Rounds to less than $1 or $(1).

Transamerica Series Trust	Page 2

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO SCHEDULE OF INVESTMENTS

At September 30, 2020

(unaudited)

INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at September 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying investments as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investments and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

The notes are an integral part of this report. Transamerica Series Trust	Page 3